Financial Instruments	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Financial Instruments

5.	Financial Instruments

5.1.	Capital Risk Management
The Company manages its capital to ensure that it will be able to continue as a going concern while maximizing the return to stakeholders through the optimization of the debt and equity balance.
The capital structure of the Company consists of debt (Note 21) and equity attributable to common shareholders, comprising of issued capital (Note 22), accumulated reserves (Note 23) and retained earnings.
The Company is not subject to any externally imposed capital requirements with the exception of complying with the minimum tangible net worth covenant under the credit agreement governing bank debt (Note 21).
The Company is in compliance with the debt covenants at December 31, 2022, as described in Note 21.1.

5.2.	Categories of Financial Assets and Liabilities
The previously outstanding
non-revolving
term loan, which required regularly scheduled payments of interest and principal and the refundable deposit on the 777 PMPA, are carried at amortized cost. Trade receivables from sales of cobalt and other receivables are non-interest
bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, the non-revolving
term loan and the other receivables are reported net of allowances for uncollectable amounts. All other financial assets are reported at fair value. Fair value adjustments on financial assets are reflected as a component of net earnings with the exception of fair value adjustments associated with the Company’s

long-term investments in common shares held. As these long-term investments are held for strategic purposes and not for trading, the Company has made a one time, irrevocable election to reflect the fair value adjustments associated with these investments as a component of OCI. Financial liabilities are reported at amortized cost using the effective interest method. The following table summarizes the classification of the Company’s financial assets and liabilities:

		December 31	December 31
(in thousands)	Note	2022	2021

Financial assets

Financial assets mandatorily measured at FVTNE 1

Cash and cash equivalents	26	$696,089	$226,045

Trade receivables from provisional concentrate sales, net of fair value adjustment	6, 11	2,516	1,716

Long-term investments - warrants held		560	1,536

Convertible note receivable	17	-	17,086

Investments in equity instruments designated at FVTOCI 1

Long-term investments - common shares held	18	255,535	59,941

Financial assets measured at amortized cost

Non-revolving term loan	17, 28	-	816

Trade receivables from sales of cobalt	11	6,642	9,488

Refundable deposit - 777 PMPA	1 9	8,073	-

Other accounts receivable		1,029	373

Total financial assets		$970,444	$317,001

Financial liabilities

Financial liabilities at amortized cost

Accounts payable and accrued liabilities		$12,570	$13,939

Pension liability		3,524	2,685

Total financial liabilities		$16,094	$16,624

1)	FVTNE refers to Fair Value Through Net Earnings, FVTOCI refers to Fair Value Through Other Comprehensive Income

5.3.	Credit Risk
Credit risk is the risk that the counterparty to a financial instrument will cause a financial loss for the Company by failing to discharge its obligations. To mitigate exposure to credit risk on financial assets, the Company has established policies to limit the concentration of credit risk, to ensure counterparties demonstrate minimum acceptable credit worthiness and to ensure liquidity of available funds.
The Company closely monitors its financial assets and does not have any significant concentration of credit risk. The Company invests surplus cash in short-term, high credit quality, money market instruments. Additionally, the outstanding accounts receivable from the sales of cobalt are supported by a $10 million letter of credit. Finally, counterparties used to sell precious metals are all large, international organizations with strong credit ratings and the balance of trade receivables on these sales in the ordinary course of business is not significant. Therefore, credit risk associated with trade receivables at December 31, 2022 is considered to be negligible.

The Company’s maximum exposure to credit risk related to its financial assets is as follows:

		December 31	December 31
(in thousands)	Note	2022	2021

Cash and cash equivalents	26	$696,089	$226,045

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	2,516	1,716

Trade receivables from sales of cobalt	11	6,642	9,488

Refundable Deposit - 777 PMPA	1 9	8,073	-

Other accounts receivables	11	1,029	373

Non-revolving term loan	17, 28	-	816

Convertible notes receivable	17	-	17,086

Maximum exposure to credit risk related to financial assets		$714,349	$255,524

5.4.	Liquidity Risk
The Company has in place a rigorous planning and budgeting process to help determine the funds required to support the Company’s normal operating requirements on an ongoing basis and its expansionary plans. The Company ensures that there are sufficient committed loan facilities to meet its short-term business requirements, taking into account its anticipated cash flows from operations and its holdings of cash and cash equivalents. As at December 31, 2022, the Company had cash and cash equivalents of $696 million (December 31, 2021 - $226 million) and working capital of $689 million (December 31, 2021 - $220 million).
The Company holds equity investments of several companies (Note 18) with a combined market value at December 31, 2022 of $256 million (December 31, 2021 - $61 million). The daily exchange traded volume of these shares, including the shares underlying the warrants, is not sufficient for the Company to liquidate its position in a short period of time without potentially affecting the market value of the shares. These shares and warrants are held for strategic purposes and are considered long-term investments and therefore, as part of the Company’s planning, budgeting and liquidity analysis process, these investments are not relied upon to provide operational liquidity.
The following table summarizes the timing associated with the Company’s remaining contractual payments relating to its financial liabilities. The table reflects the undiscounted cash flows of financial liabilities based on the earliest date on which the Company can be required to pay (assuming that the Company is in compliance with all of its obligations).
The table includes both interest and principal cash flows, where applicable.

				As at December 31, 2022

(in thousands)	2022	2023 - 2024		2025 - 2026	After 2026	Total

Accounts payable and accrued liabilities	$12,570	$	-	$-	$-	$12,570

Performance share units 1	14,566		6,673	-	-	21,239

Total	$27,136	$	6,673	$-	$-	$33,809

1)	See Note 2 4 .1 for estimated value per PSU at maturity and anticipated performance factor at maturity.

5.5.	Currency Risk
The Company undertakes certain transactions denominated in Canadian dollars, including certain operating expenses and the acquisition of strategic long-term investments. As a result, the Company is exposed to fluctuations in the value of the Canadian dollar relative to the United States dollar. The carrying amounts of the Company’s Canadian dollar denominated monetary assets and monetary liabilities at the end of the reporting period are as follows:

	December 31	December 31
(in thousands)	2022	2021

Monetary assets

Cash and cash equivalents	$311	$1,567

Accounts receivable	739	155

Long-term investments - common shares held	60,443	59,517

Long-term investments - warrants held	560	1,536

Convertible note receivable	-	17,086

Non-revolving term loan	-	816

Other long-term assets	3,308	3,534

Total Canadian dollar denominated monetary assets	$65,361	$84,211

Monetary liabilities

Accounts payable and accrued liabilities	$8,180	$9,001

Performance share units	16,971	21,079

Lease liability	1,315	1,919

Pension liability	3,524	2,685

Total Canadian dollar denominated monetary liabilities	$29,990	$34,684
The following tables detail the Company’s sensitivity to a 10% increase or decrease in the Canadian dollar relative to the United States dollar, representing the sensitivity used when reporting foreign currency risk internally to key management personnel and represents management’s assessment of the reasonably possible change in exchange rates.

	As at December 31, 2022

	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(2,507)	$2,507

Increase (decrease) in other comprehensive income	6,044	(6,044)

Increase (decrease) in total comprehensive income	$3,537	$(3,537)

	As at December 31, 2021

	Change in Canadian Dollar
(in thousands)	10% Increase	10% Decrease

Increase (decrease) in net earnings	$(999)	$999

Increase (decrease) in other comprehensive income	5,952	(5,952)

Increase (decrease) in total comprehensive income	$4,953	$(4,953)

5.6.	Interest Rate Risk
The Company is exposed to interest rate risk on its outstanding borrowings and short-term investments. Presently, the Company has no outstanding borrowings, and historically all borrowings have been at floating interest rates. The

Company
monitors its exposure to interest rates and has not entered into any derivative contracts to manage this risk. During the year ended December 31, 2022, the weighted average effective interest rate paid by the Company on its outstanding borrowings was Nil (2021 - 1.17%).
During the years ended December 31, 2022 and December 31, 2021, a fluctuation in interest rates of 100 basis points (1 percent) would have impacted the amount of interest expensed by approximately $Nil and $0.2 million, respectively.

5.7.	Other Price Risk
The Company is exposed to equity price risk as a result of holding long-term investments in common shares of various companies. The Company does not actively trade these investments.
If equity prices had been 10% higher or lower at the respective balance sheet date, other comprehensive income for the year ended December 31, 2022 and 2021 would have increased/decreased by approximately $25 million and $6 million respectively, as a result of changes in the fair value of common shares held.

5.8.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		December 31, 2022

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	26	$696,089	$696,089	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	2,516	-	2,516	-

Long-term investments - common shares held	18	255,535	255,535	-	-

Long-term investments - warrants held	18	560	-	560	-

		$954,700	$951,624	$3,076	$-

		December 31, 2021

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	26	$226,045	$226,045	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	1,716	-	1,716	-

Long-term investments - common shares held	18	59,941	59,941	-	-

Long-term investments - warrants held	18	1,536	-	1,536	-

Kutcho Convertible Note	17	17,086	-	-	17,086

		$306,324	$285,986	$3,252	$17,086
The Refundable Deposit on the 777 PMPA (Note
19
) as well as the previously outstanding
non-revolving
term loan are carried at amortized cost. Trade accounts receivables, other accounts receivables and accounts payables and accrued liabilities are non-interest
bearing and are stated at amortized cost, which approximate fair values due to the short terms to maturity. Where necessary, other receivables are reported net of allowances for uncollectable amounts.
When balances are outstanding, the Company’s bank debt (Note 21.1) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.

5.8.1.	Valuation Techniques for Level 1 Assets
Cash and Cash Equivalents
The Company’s cash and cash equivalents are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy.
Long-Term Investments in Common Shares Held
The Company’s long-term investments in common shares held are valued using quoted market prices in active markets and, as such, are classified within Level 1 of the fair value hierarchy. The fair value of the long-term investments in common shares held is calculated as the quoted market price of the common share multiplied by the quantity of shares held by the Company.

5.8.2.	Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables and accrued liabilities from provisional concentrate sales are valued based on forward prices of gold and silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.
Long-Term Investments in Warrants Held
The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the Company’s results.

5.8.3.	Valuation Techniques for Level 3 Assets
Convertible Note Receivable
At February 18, 2022 (the date the Kutcho Convertible Note was terminated) and December 31, 2021, the fair value of the Kutcho Convertible Note (Note 1
7
), which is not traded in an active market, was determined by reference to the value of the shares the Company would receive if the right to convert the note into shares was exercised. This convertible note receivable was classified within Level 3 of the fair value hierarchy and any changes in fair value were reflected on the Consolidated Statement of Earnings under the classification Other (Income) Expense (Note 10).